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                                                                  EXHIBIT 10.J.1

                             AMENDMENT NO. 1 TO THE
                           EL PASO ENERGY CORPORATION
                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN

         Pursuant to Section 16.1 of the El Paso Energy Corporation 2001 Omnibus Incentive Compensation Plan, effective as of January 29, 2001 (the "Plan"), the Plan is hereby amended as follows, effective February 7, 2001:

         WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.

         NOW THEREFORE, the name of the Plan is hereby changed to the "El Paso Corporation 2001 Omnibus Incentive Compensation Plan" and all references in the Plan to "El Paso Energy Corporation" or the "Company" shall mean "El Paso Corporation."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.


                                          EL PASO CORPORATION


                                          By: /s/ Joel Richards III
                                              ----------------------------------
                                              Joel Richards III
                                              Executive Vice President
                                              Human Resources and Administration

Attest:


     /s/ David L. Siddall
--------------------------------
     Corporate Secretary